Type:    Ex-99
Secquence: 2
Description: Post-Confirmation Monthly Summary Report

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION MONTHLY SUMMARY REPORT


Debtor's Name:                     Ampace Corporation
                                   -------------------------
Bankruptcy Number:                 98-02772 THRU 98-02773
                                   -------------------------
Date of Confirmation:
                                   -------------------------
Reporting Period (month/year):     June 1999
                                   -------------------------


All disbursements or payments (including payments made under the confirmed plan) made by the Debtor.

                                                                 $ 643,672.57
                                                                 --------------



Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.


7/14/99                               /s/ David C. Freeman
--------                              ----------------------
Date                                  Name/Title

Income Statement
June 1999

SALES
       Operating                                                    618,788.81
       Revenue


OPERATING EXPENSES
       Salary, Wages & Employee                                     261,895.08
       Benefits
       Rentals                                                       14,743.09
       Fuel                                                          91,474.22
       Depreciation & Amortization                                   72,887.44
       Operating Supplies & Expenses                                 76,728.87
       Insurance &                                                   26,458.00
       Claims
       Operating Taxes & Licenses                                    14,443.97
       General & Administrative                                      15,923.49
       Communication & Utilities                                      4,036.37
                                                                   -----------
                      TOTAL EXPENSES                                578,590.53
                                                                   -----------

       Net Income from Continuing Operations                         40,198.28
                                                                   -----------


OTHER INCOME & EXPENSES
       Interest                                                       6,148.14
       Income
       Interest                                                      (2,474.06)
       Expense
       Estate                                                       (55,505.25)
       Expenses
       Expenses of Discontinued                                     (34,686.77)
       Operations
       Reorganization Professional Fees & U.S. Trustee Fees         (64,782.66)
                                                                   -----------
                      TOTAL OTHER INCOME & EXPENSES                (151,300.60)
                                                                   ===========
       Net Income After Taxes                                      (111,102.32)
                                                                   ===========

                           * Interest accrued only on
                        overcollateralized secured debt.

                            Ampace Freightlines, Inc.
                                  Balance Sheet
                        As of Period Ending June 30, 1999

                                                                                       Balance
                                                                                    -------------
ASSETS

------------------- Cash & Equivalents -------------------
Cash - Suntrust                                                                         16,301.00
Cash - LaSalle                                                                         138,526.98
Money Market                                                                         1,473,000.00
Landair Sale Escrow                                                                     55,000.00
                                                                                     ------------
Total Cash & Equivalents                                                             1,682,827.98

-------------- Accounts Receivable - Trade ---------------
A/R - Trade                                                                            957,934.82
Allowance for Bad Debts                                                               (190,625.96)
                                                                                     ------------
Total Accounts Receivable - Trade                                                      767,308.86

-------------- Accounts Receivable - Other ---------------
LT NR Cheshire - Current                                                                95,039.91
Excise Taxes                                                                            91,712.00
A/R - Ampace Corporation                                                                 1,900.00
A/R - Owner Operators                                                                      359.18
A/R - Cash Advance                                                                      19,094.88
A/R - Miscellaneous                                                                     18,680.68
Interest Receivable                                                                      7,552.89
                                                                                     ------------
Total Accounts Receivable - Other                                                      234,339.54

----------------------- Inventory ------------------------
Parts & Shop Inventory - Calhoun                                                         5,254.54
Tires Inventory - Calhoun                                                                4,743.96
                                                                                     ------------
Total Inventory                                                                          9,998.50

-------------------- Prepaid Expenses --------------------
Prepaid - Taxes & Licenses                                                              70,979.97
Prepaid - Insurance                                                                     13,870.50
Prepaid - Escrows                                                                      416,077.15
Prepaid - TIC Deposit                                                                   19,907.66
Prepaid - Comdata Deposit                                                                5,000.00
                                                                                     ------------
Total Prepaid Expenses                                                                 525,835.28

------------------ Other Current Assets ------------------
Current Assets - Other                                                                  36,180.00
Other Current Assets                                                                    72,678.00
                                                                                     ------------

Total Other Current Assets                                                             108,858.00

------------------ Property & Equipment ------------------
Land                                                                                   228,430.25
Structures                                                                             548,049.17
Tractors - Owned                                                                     3,344,046.02
Tractors - Leased                                                                      472,238.69
Trailers - Owned                                                                       114,110.36
Trailers - Leased                                                                    1,607,545.00
Operating Equipment - Other                                                            279,210.70
Shop Equipment, Machinery and Storage Trailers                                          12,676.00
Furniture & Fixtures                                                                    10,424.72
Computers Hardware & Software                                                          189,961.42
Office Equipment                                                                        37,883.91
Automobiles & Vehicles                                                                   9,247.00
Leasehold Improvements                                                                     991.20
Accum Depr - Structures                                                                (92,609.08)
Accum Depr - Revenue Equip. & Operating Equip.                                      (2,253,688.10)
Accum Depr - Furn. & Fixtures and Non-Revenue Equip.                                  (151,597.90)
Accum Depr - Leasehold Improvements                                                       (921.84)
                                                                                     ------------
Total Property & Equipment                                                           4,355,997.52

-------------- Goodwill & Other Intangibles --------------
Goodwill - Calhoun (Bar J)                                                             222,092.32
Non-Competition Agreements                                                              35,997.00
Accum Amort - Goodwill                                                                 (21,996.09)
Accum Amort - Non-Competition                                                          (26,000.02)
                                                                                     ------------
Total Goodwill & Other Intangibles                                                     210,093.21

----------------- Other Long-Term Assets -----------------
Deposits                                                                               103,290.18
                                                                                     ------------
Total Other Long-Term Assets                                                           103,290.18

                                                                                     ============
Total ASSETS                                                                         7,998,549.07
                                                                                     ============

LIABILITIES

----------------- Trade Accounts Payable -----------------
Trade-Accounts Payable - Pre-petition                                                3,610,266.52
Trade-Accounts Payable - Post-petition                                                 161,029.60
                                                                                     ------------
Total Trade Accounts Payable                                                         3,771,296.12

-------------------- Accrued Expenses --------------------
Salaries & Wages Payable                                                                99,865.84
O/O Payable                                                                              4,554.00
Bonus Payable - Drivers                                                                  6,476.25
Property and Franchise Taxes                                                            18,020.00
Accrued Operating Taxes                                                                  2,941.59

Accrued Fuel Taxes                                                                      12,330.00
Refunds Due Customers                                                                      899.31
Interest Payable                                                                        13,197.08
Accrued Insurance - Liability                                                          121,639.00
Accrued Insurance - Workmen's Comp                                                      40,545.00
Accrued Insurance - Health                                                              73,208.47
O/O Insurance Payable                                                                      172.20
O/O Escrow                                                                               2,000.21
Accrued Professional Fees                                                               98,334.82
Accrued Expenses - Other                                                                 8,255.00
                                                                                    -------------
Total Accrued Expenses                                                                 502,438.77

--------------- Non-Current - Pre-petition ---------------
FUTA Payable                                                                             2,913.50
Tennessee SUTA Payable                                                                   2,955.40
Louisiana SUTA Payable                                                                   3,680.00
North Carolina SUTA Payable                                                                317.57
Georgia SUTA Payable                                                                       321.79
Kansas SUTA Payable                                                                         80.00
Operating Taxes Payable                                                                 71,688.77
Fuel Tax (IFTA) Payable                                                                 10,917.84
Accrued Rental Turn-in Expense                                                         114,282.51
Freight Claims and Duplicate Payments Payable                                           89,025.00
Interest Payable                                                                       103,533.13
Accrued Insurance - Liability                                                          415,474.57
Accrued Insurance - Cargo & Damage                                                      26,387.60
Accrued Insurance - Workmen's Comp                                                     127,558.41
Other Liabilities                                                                       45,649.34
Reserve for Missing Leased Trailers                                                    164,953.12
Reserve for Missing Owned Trailers                                                      85,000.00
Deferred Gain                                                                          130,793.45
Miscellaneous Liabilities                                                               24,245.00
Notes Payable                                                                        4,174,923.00
LaSalle Line of Credit                                                               2,215,000.00
Capital Lease Obligations                                                            1,690,705.81
Non-Compete Agreements                                                                 371,330.76
                                                                                    -------------
Total Non-Current - Pre-petition                                                     9,871,736.57

                                                                                     ------------
Total LIABILITIES                                                                   14,145,471.46
                                                                                    -------------

EQUITY

------------------ Stockholder's Equity ------------------
Capital Stock                                                                            1,000.00
Common Stock                                                                            40,601.00
Additional Paid-In Capital                                                           5,706,660.02
Retained Earnings - Prior Years                                                     (9,419,509.96)
Total Stockholder's Equity                                                          (3,671,248.94)
Year-to-date Net Income                                                             (2,475,673.45)
                                                                                    -------------
Total EQUITY                                                                        (6,146,922.39)
                                                                                    -------------

                                                                                    -------------
Total Liabilities and Equity                                                         7,998,549.07
                                                                                    =============

Debtor:      Ampace Corporation                                ACCRUAL BASIS -4
Case Number: 98-02772 THRU 98-02773                          Bank: All Accounts


CASH RECEIPTS AND                                Month             Month             Month
                                            --------------------------------------------------
DISBURSEMENTS                                  04/30/99           05/31/99          06/30/99
1. Cash - Beginning of Month                 1,650,711.87      1,612,478.12      1,584,831.60
2. Cash Sales                                           -                 -                 -
3. Collection of Accounts Receivable           664,088.48        587,337.05        607,953.42
4. Loans & Advances (Attach List)                       -                 -                 -
5. Sale of Assets                                       -                 -                 -
6. Other ( Attach List)                         43,772.43         48,580.42         78,715.53
7. Total Receipts                              707,860.91        635,917.47        686,668.95
8. Total Cash Available                      2,358,572.78      2,248,395.59      2,271,500.55


                          CURRENT MONTH DISBURSEMENTS

   CHECK NUMBER   DATE                         PAYEE              PURPOSE            AMOUNT

A/P - Check # 137368 -137458                                                       190,703.58
A/P -Wires # WRE85006-WRE85037                                                     444,787.79
             Total A/P Checks and Wires:                                           635,491.37
Payroll Check # 137371-137431                                                        6,557.12
Bank service charges                                                                 1,624.08

Debtor:      Ampace Corporation                                ACCRUAL BASIS -5
Case Number: 98-02772 THRU 98-02773

Accounts Receivable Aging

                             0 - 40 days                                                            584,807.09
                             old
                            ----------------------------------------------------------------------------------
                             41 - 60 days                                                            62,668.17
                             old
                            ----------------------------------------------------------------------------------
                             61 - 90 days                                                            31,330.86
                             old
                            ----------------------------------------------------------------------------------
                             91+ days old                                                           279,128.70
                            ----------------------------------------------------------------------------------
                             Total Accounts Receivable                                              957,934.82
                            ----------------------------------------------------------------------------------
                             Amount Considered                                                      190,625.96
                             Uncollectable
                            ----------------------------------------------------------------------------------
                             Accounts Receivable (Net)                                              767,308.86
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
Aging of Postpetition Accounts Payable
----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                               0 - 30 Days   31 - 60 Days     61 - 90 Days      91+Days             Total
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
Accounts Payable                 59,411.40      19,605.83       22,058.93       59,953.44          161,029.60
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Status of Postpetition Taxes
--------------------------------------------------------------------------------

                                              Beginning Tax      Amount         Amount         Ending Tax    Delinquent
                                                 Liability    Withheld or        Paid          Liability        Taxes
                                                                Accrued
=======================================================================================================================
Federal
=======================================================================================================================
Withholding**                                      758.28       3,033.12        3,791.40               -
FICA-Employee**                                    198.60         794.40          993.00               -
FICA-Employer**                                    198.60         794.40          993.00               -
Unemployment                                            -              -               -               -
Income                                                  -              -               -               -
Federal Highway Use Tax (b)                             -              -               -               -
Total Federal Taxes                              1,155.48       4,621.92        5,777.40               -
State and Local
Withholding                                             -
Sales                                                   -
Excise                                          10,337.31       4,618.56          315.72       15,271.59
Unemployment                                            -              -               -               -
Real Property                                           -              -               -               -
Personal Property                                       -              -               -               -
State Franchise Taxes (a)                           20.00       3,000.00        3,000.00           20.00
Total State and Local                          10,357.31        7,618.56        3,315.72       15,291.59
Total Taxes                                     11,512.79      12,240.48        9,093.12       15,291.59

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**Attach photocopies of ORS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(a) Accrued state franchise taxes are offset by franchise tax payments of $36,180 paid on March 15, 1999.

                                         INSIDERS
----------------------------------------------------------------------------------  CUMULATIVE
                                                    TYPE OF               AMOUNT        UNPAID
       NAME               POSITION                  PAYMENT               PAID         BALANCE
-----------------------------------------------------------------------------------------------
1. Dave Freeman           President, CEO          Salary                10,384.64
2. Dave Freeman           President, CEO          Exp.                     607.92
                                                  reimbursement
3.
4.
5.
6.
   TOTAL PAYMENTS TO INSIDERS                                           10,992.56



                                                       PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                                            TYPE OF           DATE OF COURT
                                                                 ORDER             AMOUNT          AMOUNT      TOTAL PAID
                 NAME                     PROFESSIONAL         AUTHORIZING        APPROVED          PAID         TO DATE
                                                                 PAYMENT
=========================================================================================================================
1. Saul, Ewing, Remick & Saul LLP (a)    debtor attorney                                               -
                                                                                                                222,641.74
2. Partners For Corporate Renewal        consultant                                                 9,544.50    109,460.79
3. Klehr, Harrison, Harvey, Branzburg    Creditors attorney                                        26,880.76     66,455.46
& Ellers LLP
4.
5.
          TOTAL PAYMENTS TO PROFESSIONALS                                                          36,425.26    398,557.99


                                       ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------
                                                              AMOUNTS
                                     SCHEDULED MONTHLY      PAID DURING            TOTAL UNPAID
          NAME OF CREDITOR             PAYMENTS DUE            MONTH               POSTPETITION
------------------------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
7.
8.  Total

(a) Transferred $91,807 during April from their retainer to pay February and March invoices. The retainer transfer is included in the Total Paid to Date column.